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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                           --------------------------


  Date of Report: April 10, 2000 Date of Earliest Event Reported: April 7, 2000


                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        New Jersey                     0-11201                    22-1642321
  (State of incorporation        (Commission File No.)        (I.R.S. Employer
      or organization)                                       Identification No.)
     41 Fairfield Place
  West Caldwell, New Jersey                                      07006-6287
(Address of principal executive                                  (Zip Code)
          offices)


       Registrant's telephone number, including area code: (973) 575-1300





                ________________________________________________
          (Former name or former address, if changed since last report)




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

Item 5.   Other Events

     On April 7, 2000, Merrimac Industries, Inc. ("Merrimac") entered into a stock purchase and exclusivity agreement with Ericsson Microelectronics, A.B. ("Ericsson") and Ericsson Holding International, B.V. ("EHI") pursuant to which Merrimac sold to EHI 375,000 newly issued shares of Merrimac common stock, representing approximately 17.5% of Merrimac's outstanding common stock after giving effect to the sale, for an aggregate purchase price of $3,375,000 in cash. The stock purchase and exclusivity agreement also provides that Merrimac will design, develop and produce exclusively for Ericsson Multi-Mix(TM) products that incorporate active RF power transistors for use in wireless base station applications, television transmitters and certain other applications that are intended for Bluetooth transceivers.

     In connection with EHI's purchase of Merrimac common stock, Merrimac and EHI also entered into a registration rights agreement which provides EHI with two demand registrations at any time following April 7, 2002.

     Reference is hereby made to Merrimac's press release dated April 10, 2000 which is attached hereto as Exhibit 1 and incorporated herein by reference.

     In addition, on April 7, 2000, Merrimac amended the Rights Agreement dated as of March 9, 1999, as amended (the "Rights Agreement"), between Merrimac and ChaseMellon Shareholder Services, L.L.C., as rights agent, to permit EHI to purchase Merrimac common stock pursuant to the stock purchase and exclusivity agreement without EHI becoming an "Acquiring Person" within the meaning of the Rights Agreement.

     The foregoing description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of Amendment No. 2 to the Rights Agreement, which is attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7.     Exhibits

1               Press Release of Merrimac dated April 10, 2000.

2 Amendment No. 2 dated as of April 7, 2000 to the Rights Agreement dated as of March 9, 1999, as amended, between Merrimac Industries, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MERRIMAC INDUSTRIES, INC.


                                           By  /s/  Robert V. Condon
                                               ---------------------------------
                                               Name:  Robert V. Condon
                                               Title: Vice President, Finance
                                                      and Chief Financial
                                                      Officer


Dated:  April 10, 2000



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                                  EXHIBIT INDEX




                                                                    Sequentially
Exhibit                                                             Numbered
                                                                    Page
-------                                                             ------------


1.              Press  Release of  Merrimac  dated April 10,
                2000.

2. Amendment No. 2 dated as of April 7, 2000 to the Rights Agreement dated as of March 9, 1999, as amended, between Merrimac Industries, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.



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



                                                                  Apri1 10, 2000

Ericsson Invests in Merrimac Industries For Access to New Multilayer Microtechnology


Ericsson and Merrimac Industries, Inc. have made an agreement in which Ericsson has purchased 375,000 newly issued shares of Merrimac common stock, representing approximately 17.5% of Merrimac's outstanding common stock, at a price of $9.00 per share. This agreement gives Ericsson Microelectronics priority access to Merrimac's patent-pending Multi-Mix(TM) Microtechnology, a new, innovative process for microwave, multilayer integrated circuits and modules to be used in present and future mobile telecom applications.

The Multi-Mix(TM) design consists of fusion bonded multilayer structures, which permits manufacture of components and subsystems at a fraction of the size and weight of conventional microstrip and stripline products. Ericsson intends to employ the promising Multi-Mix(TM) technology in present and future RF applications, including RF Power. Ericsson is investigating the possibility of employing Multi-Mix(TM) technology for Bluetooth transceivers.

Mason N. Carter, Chairman and CEO of Merrimac, commented: "This commitment by Ericsson is recognition of the unique capabilities of Multi-Mix(TM) Microtechnology for the rapidly growing wireless telecommunications market. Since Multi-Mix(TM) packaging is versatile and allows for out-of-the-box thinking for a broad variety of solutions, our relationship with Ericsson will foster creative co-development of wireless technologies.

"We have been increasing capacity and have implemented significant operational efficiencies. We are now planning to further expand Multi-Mix(TM) processes to accommodate higher volumes of components, assemblies and Micro-Multifunction Modules (MMFM(TM)) that we expect this relationship will generate."

Bo Andersson, Vice President and General Manager of Ericsson Microelectronics AB, commented: "We believe that by combining Ericsson Microelectronics' state-of-the-art wafer processing and wireless know-how with Multi-Mix(TM) technology, we will be able to provide our customers with even more consistent and more functional RF components and modules. Potential applications include our HIT(TM)(High Impedance Technology) product lines as well as our industry-leading Bluetooth transceivers.

"By forming this close partnership with Merrimac we expect to speed our time to market with new and higher value products that will further demonstrate our leadership in the microelectronics industry."

Merrimac Industries, Inc. and its subsidiary Filtran Microcircuits Inc., with locations in West Caldwell, NJ, San Jose, Costa Rica and Ottawa, Ontario, Canada have approximately 200 co-workers in the design and manufacture of signal processing components, gold plating of high frequency microstrip, bonded stripline and thick metal-backed Teflon (PTFE) micro-circuitry and subsystems providing Total Integrated Packaging Solutions for wireless applications. Merrimac (MRM) is listed on the American Stock Exchange. Please visit Merrimac's website at: http://www.merrimacind.com

Ericsson is the leading provider in the new telecoms world, with communications solutions that combine telecom and datacom technologies with the freedom of mobility for the user. With more than 100,000 employees in 140 countries, Ericsson simplifies communications for its customers -- network operators, service providers, enterprises and consumers -- the world over. Please visit Ericsson's Press Room at: http://www.ericsson.se/pressroom


FOR FURTHER INFORMATION, PLEASE CONTACT

Kathy Egan, Vice President Communications, Ericsson Inc.
Phone:  +1 212-685-4030; E-mail: kathy.egan@ericsson.com

Tom Moller, Vice President and General Manager, Ericsson Inc., Microelectronics,
Phone: + 1 408-776-0612; E-mail: tom.moller@ericsson.com

Bengt Callmer, Director of Communications, Ericsson Microelectronics AB,
Phone: + 46 8 757-4689; E-mail: bengt.callmer@ericsson.com

Mason N. Carter, Chairman and CEO, Merrimac Industries, Inc.
Phone: +1 973-575-1300, ext. 202; E-mail: mnc@merrimacind.com



About Ericsson Microelectronics
Ericsson Microelectronics is a supplier of world class microelectronic components for wireless applications, broadband communications, fixed access and communication via fiber optics. The product portfolio also includes miniaturised DC/DC power modules for distributed power architectures. Ericsson
Microelectronics, with its global design, development, manufacturing and sales network, is a leading supplier of products to meet the increasing speed, bandwidth and mobility requirements in the New Telecoms World.

About Merrimac

Merrimac Industries Inc. is a leader in the design and manufacture of RF/Microwave components, assemblies and MMFM(TM) (Micro-Multifunction Modules) serving the wireless telecommunications industry worldwide with enabling technologies for critical commercial applications. Merrimac is focused on providing Total Integrated Packaging Solutions with Multi-Mix(TM) Microtechnology a leading edge competency providing value to our customers through miniaturization and integration. The Multi-Mix(TM) process for
microwave,   multilayer  integrated  circuits  and  Micro-Multifunction  Modules
(MMFM)(TM) is a patent-pending method developed at Merrimac Industries based on fluoropolymer composite substrates. The fusion bonding of multilayer structures provides a homogeneous dielectric medium for superior electrical performance at microwave frequencies. The bonded layers may incorporate embedded semiconductor devices, MMICs, etched resistors, passive circuit elements and plated-through via holes to form a 3-D subsystem enclosure that requires no further packaging. Multi-Mix(TM) Microtechnology is ISO-9001 certified.

This press release contains statements relating to future results of Merrimac (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: general economic and industry conditions; slower than anticipated penetration into the satellite communications, defense and wireless markets; the risk that the benefits expected from the acquisition of Filtran Microcircuits Inc. are not realized; the ability to protect proprietary information and technology; competitive products and pricing pressures; risks relating to governmental regulatory actions in communications and defense programs; and inventory risks due to technological innovation, as well as other risks and uncertainties, including but not limited to those detailed from time to time in Merrimac's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and Merrimac undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                    EXHIBIT 1(b)


                       AMENDMENT NO. 2 TO RIGHTS AGREEMENT


              Amendment No. 2 dated as of April 7, 2000 ("Amendment No. 2") to the Rights Agreement dated as of March 9, 1999, as amended on June 9, 1999 (the "Rights Agreement"), between Merrimac Industries, Inc., a New Jersey corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

              WHEREAS, the Company and the Rights Agent entered into the Rights Agreement; and

              WHEREAS, the Board of Directors of the Company, in accordance with
Section 27 of the Rights Agreement, deems it desirable and in the best interests of the Company and its shareholders to amend the Rights Agreement as set forth herein;

              NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

              Section 1. Certain Definitions.

              (a) For purposes of this Amendment No. 2, capitalized terms used herein and not otherwise defined shall have the meanings indicated in the Rights Agreement. Each reference to "hereof", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Rights Agreement shall refer to the Rights Agreement as amended hereby.

              (b) Section 1(i) of the Rights Agreement is hereby amended and restated in its entirety as follows:

                   "(i) "Exempt Person" shall mean (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan, (ii) William D. Witter, Inc., a New York corporation registered as an investment advisor under the Investment Advisers Act of 1940 ("Witter, Inc."), and its Affiliates and Associates (other than Charles F. Huber, II); provided, that Witter, Inc., together with its Affiliates and Associates (other than Charles F. Huber, II), are not the Beneficial Owners of more than 15% of the Common Shares of the Company then outstanding, and
(iii) Ericsson Holding International, B.V., a Netherlands corporation ("Ericsson"), and its Affiliates and Associates; provided, that Ericsson, together with its Affiliates and Associates, are the Beneficial Owners of only Common Shares purchased from the Company pursuant to a letter agreement dated as of April 7, 2000 between Ericsson and the Company.

              Section 2. Benefits of this Agreement. Nothing in this Amendment No. 2 shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights any legal or equitable right, remedy or claim under this Amendment No. 2, but this Amendment No. 2 shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights.

              Section 3. Severability. If any term, provision or restriction of this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Amendment No. 2 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

              Section 4. Governing Law. This Amendment No. 2 shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

              Section 5. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

              Section 6. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 2 are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

              Section 7. Rights Agreement as Amended. This Amendment No. 2 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.


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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 2 to be duly executed and attested, all as of the day and year first above written.


                                     MERRIMAC INDUSTRIES, INC.


                                     By    /s/  Mason N. Carter
                                           -------------------------------------
                                           Name:  Mason N. Carter
                                           Title:  Chairman and Chief Executive
                                                   Officer


                                     CHASEMELLON SHAREHOLDER
                                      SERVICES, L.L.C., as Rights
                                      Agent


                                     By /s/  Yvonne D. Benn
                                        ----------------------------------------
                                        Name:  Yvonne D. Benn
                                        Title:  Relationship Manager







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